UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 16, 2020
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, AZ 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On October 16, 2020, Nuverra Environmental Solutions, Inc. (the “Company”) announced that it has scheduled the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) for December 18, 2020 and the close of business on October 26, 2020 as the record date for determining the stockholders entitled to vote at the Annual Meeting. The time and location of the Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission.

Pursuant to the Company’s Third Amended and Restated Bylaws (the “Bylaws”), if a stockholder of the Company intends a proposal to be considered for inclusion in the Company’s proxy statement for the Annual Meeting, stockholder proposals must be delivered to the principal executive offices of the Company at Nuverra Environmental Solutions, Inc., 6720 N. Scottsdale Road, Suite 190, Scottsdale, Arizona 85253, Attention: Corporate Secretary, not later than October 26, 2020.

Additionally, notice of any stockholder proposal (including a proposal to nominate a candidate for director) that is not submitted for inclusion in the proxy statement for the Annual Meeting must be delivered to or mailed and received at the principal executive offices of the Company not later than October 26, 2020. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Company’s Bylaws, as applicable. Any notice received after these deadlines will be considered untimely and not properly brought before the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: October 16, 2020	By:	/s/ Joseph M. Crabb
	Name: Title:	Joseph M. Crabb Executive Vice President, Chief Legal Officer and Corporate Secretary